UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 26, 2018
Date of Report (Date of earliest event reported)

QUALCOMM Incorporated
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-19528	95-3685934
(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

858-587-1121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On February 26, 2018, QUALCOMM Incorporated (“Qualcomm”) entered into Waiver and Consent No. 2 (the “Waiver”), among Qualcomm, the lenders party thereto and Goldman Sachs Bank USA, as administrative agent, to the Credit Agreement dated as of November 8, 2016 (the “Credit Agreement”), among Qualcomm, the lenders party thereto and Goldman Sachs Bank USA, as administrative agent, the proceeds of which will be used, in part, to finance Qualcomm’s acquisition of complete control of the business of NXP Semiconductors N.V., a public limited liability company organized under the laws of The Netherlands (the “Acquired Business”), pursuant to that certain purchase agreement dated as of October 27, 2016, as amended by Amendment No. 1 dated as of February 20, 2018 (the “Acquisition Agreement”), by and between Qualcomm River Holdings, B.V., a private company with limited liability organized under the laws of The Netherlands and a wholly-owned, indirect subsidiary of Qualcomm, and the Acquired Business.  The Waiver (i) permits any modification, consent, amendment or waiver to the Acquisition Agreement that increases the offer consideration from $110.00 per share, in cash, without interest, to not more than $127.50 per share, in cash, without interest (the “Contemplated Amendment”), (ii) waives the consent requirement pursuant to Section 4.02(b) of the Credit Agreement solely with respect to the Contemplated Amendment and (iii) waives the requirement pursuant to Section 4.02(d) of the Credit Agreement that Qualcomm deliver (x) audited financial statements for the Acquired Business for the fiscal year ended December 31, 2017, (y) unaudited financial statements of the Acquired Business for the fiscal quarter ended March 31, 2018 and (z) customary pro forma financial statements of Qualcomm giving effect to the transactions contemplated by the Credit Agreement (and such other acquisitions).

The foregoing description of the Waiver is not complete and is qualified in its entirety by reference to the Waiver, which is filed as Exhibit 1.1 to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibit No.	Exhibit
1.1	Waiver and Consent No. 2, dated as of February 26, 2018, among QUALCOMM Incorporated, the lenders party thereto and Goldman Sachs Bank USA, as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

Date: March 2, 2018	By:	/s/ David Wise
Name: David Wise
Title: Senior Vice President and Treasurer